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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  March 3, 1998



                          A.P. GREEN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               0-16452            43-0899374
         (State or other      (Commission File     (I.R.S. Employer
         jurisdiction of           Number)          Identification
          organization)                                 Number)



                  Green Boulevard
                  Mexico, Missouri                       65265
      (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:  (573) 473-3626



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Item 5.  Other Events

          On March 3, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Global Industrial Technologies, Inc., a Delaware corporation ("Global"), and BGN Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Global ("Merger Sub"), pursuant to which Global will acquire the Registrant through a merger of Merger Sub with and into the Registrant. Pursuant to the Merger Agreement, (i) Merger Sub commenced a tender offer (the "Offer") on March 6, 1998 for all of the outstanding shares of common stock, par value $1.00 per share (the "Common Stock"), of the Registrant, together with the associated rights (the "Rights") to purchase Series B Junior Participating Preferred Stock of the Registrant, at a price of $22.00 per share in cash, net to the seller, and (ii) Merger Sub will merge (the "Merger") with and into the Registrant, in connection with which each share of Common Stock (including the associated Rights) will be converted into the right to receive $22.00 per share in cash. Consummation of the Offer and the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of other required regulatory approvals, if any, and the absence of certain material adverse changes. Consummation of the Offer is also subject to the valid tender of a majority of the total shares of Common Stock outstanding on a fully diluted basis. The closing of the Merger is expected to occur as soon as possible after the satisfaction of the conditions set forth in the Merger Agreement. The foregoing description of the Merger Agreement is qualified in Mexico, Missouri its entirety by reference to the Merger Agreement, a copy of which is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits
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          No.                            Description
          ---                            -----------

          2.1 Agreement and Plan of Merger, dated as of March 3, 1998, among A.P. Green Industries, Inc., Global Industrial Technologies, Inc. and BGN Acquisition Corp., filed as Exhibit 1 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, dated March 6, 1998, is incorporated herein by reference.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 1998

                                A.P. GREEN INDUSTRIES, INC.



                               By:  /s/ Michael B. Cooney
                                  -----------------------
                                  Michael B. Cooney
                                  Senior Vice President - Law/Administration and Secretary

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                                 EXHIBIT INDEX

Exhibit
Number                        Description
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2.1       Agreement and Plan of Merger, dated as of March 3, 1998, among A.P.
          Green Industries, Inc., Global Industrial Technologies, Inc. and BGN Acquisition Corp., filed as Exhibit 1 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, dated March 6, 1998, is incorporated herein by reference.